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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 1999


                        COMPLETE BUSINESS SOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         0-22141                                         38-2606945
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI
                                     48334
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)   (ZIP CODE)


                                 (248) 488-2088
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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    ITEM 2. ACQUISITIONS AND DISPOSITIONS OF ASSETS
           On April 20, 1999, Complete Business Solutions, Inc. (the "Company") executed a definitive Stock Purchase Agreement with Medaphis Corporation ("Medaphis"), Impact Innovations Holdings, Inc. ("Holdings") and E-Business Solutions.com, Inc. ("Solutions") for all of the outstanding capital stock of Solutions owned by Medaphis and Holdings. The transactions contemplated by the Stock Purchase Agreement were also consummated on April 20, 1999.

           Pursuant to the Stock Purchase Agreement, the Company acquired all of the issued and outstanding capital stock of Solutions. The purchase price for the capital stock was approximately $15 million, subject to adjustment based on the final balance sheet of Solutions. The purchase price was determined through arm's length negotiations by the parties and based upon evaluation by the Company of the value of Solutions and the complementary nature of the business of Solutions with that of the Company. The Company used working capital to fund the purchase price. Additional information about this transaction is contained in the press release included as Exhibit 20 hereto.
    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
           (a)   Financial Statements of Business Acquired
           It is impracticable for the Company to file the financial statements as of the date hereof which are required to be filed pursuant to Item 7(a) of Form 8-K. The required financial statements will be filed by amendment to this Report no later than 60 days following the date on which this Report on Form 8-K was required to be filed.
           (b)   Pro Forma Information.
           It is impracticable for the Company to file the pro forma financial information as of the date hereof which is required to be filed pursuant to Item 7(b) of Form 8-K. The required pro forma financial information will be filed by amendment to this Report no later than 60 days following the date on which this Report on Form 8-K was required to be filed.
    Exhibit No.         Description
    -----------         -----------
    10.1                Stock Purchase Agreement dated as of April 20, 1999
                        by and among Complete Business Solutions, Inc.,
                        E-Business Solutions, Inc., Impact Innovations
                        Holdings, Inc. and Medaphis Corporation.
    20                  Press Release dated August 20, 1999
                                     SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                        Complete Business Solutions, Inc.



Dated: April 28, 1999                 By:   /s/ Timothy S. Manney
                                          ______________________________________
                                            Timothy S. Manney
                                            Executive Vice President of Finance
                                            and Administration




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                                        EXHIBIT INDEX
                                        -------------




Exhibit No.               Description
-----------               -----------
10.1                      Stock Purchase Agreement dated as of April 20, 1999
                          by and among Complete Business Solutions, Inc.,
                          E-Business Solutions, Inc., Impact Innovations
                          Holdings, Inc. and Medaphis Corporation.
20                        Press Release dated August 20, 1999